palvella
THERAPEUTICS

First-in-disease therapies for patients with rare genetic skin diseases



Corporate Presentation
March 2025

Forward Looking Statements

This presentation contains forward-looking statements of Palvella Therapeutics, Inc. (the Company") within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements include all statements that are not historical facts, and in some cases, can be identified by terms such as "may," "might," "will," "could," "would," "should," "expect," "intend," "plan," "objective," "anticipate," "believe," "estimate," "predict," "potential," "continue," "ongoing," or the negative of these terms, or other comparable terminology intended to identify statements about the future. Forward-looking statements contained in this presentation include, but are not limited to, statements regarding the Company's future financial or business performance, conditions, plans, prospects, trends or strategies and other financial and business matters the Company's current and prospective product candidates, the Company's planned research and development activities, the Company's planned clinical trials, including timing of receipt of data from the same, the planned regulatory framework for the Company's product candidates, the strength of the Company's intellectual property portfolio, and projections of the Company's future financial results and other metrics. Such forward-looking statements are subject to risks, uncertainties, and other factors which could cause actual results to differ materially from those expressed or implied by such forward looking statements.

These forward-looking statements are based upon current estimates and assumptions of the Company and its management and are subject to a number of risks, uncertainties and important factors that may cause actual events or results to differ materially from those expressed or implied by any forward-looking statements contained in this presentation. Factors that may cause actual results to differ materially from current expectations include, but are not limited to: competition, the ability of the company to grow and manage growth, maintain relationships with customers and suppliers and retain its management and key employees; the success, cost and timing of the Company's product development activities, studies and clinical trials; changes in applicable laws or regulations; the possibility that the Company may be adversely affected by other economic, business or competitive factors; the Company's estimates of expenses and profitability; the evolution of the markets in which the Company competes; the ability of the Company to implement its strategic initiatives and continue to innovate its existing products; and the ability of the Company to defend its intellectual property.

Nothing in this Presentation should be regarded as a representation by any person that the forward-looking statements set forth herein will be achieved or that any of the contemplated results of such forward-looking statements will be achieved. You should not place undue reliance on forward-looking statements, which speak only as of the date they are made. The Company undertakes no duty to update these forward-looking statements.

Industry and Market Data

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Building the leading therapeutics company focused on rare genetic skin diseases

Palvella debuted as a publicly listed company (NASDAQ:PVLA) in December 2024

palvella
THERAPEUTICS

What Sets Palvella Apart

First-in-Disease Therapies

- Exclusively focused on developing transformational therapies for rare diseases with no FDA approved treatments

Rare Disease Expertise

- Team with expertise in rare disease drug development, including regulatory and patient interactions
- Proven track record building successful rare disease companies, including Insmed

Capital Efficiency

- Disciplined approach to operating business with our investors' capital top of mind

Late-stage Pipeline and Platform

- Lead product candidate, QTORIN™ rapamycin, in two ongoing studies: Phase 3 (microcystic LMs) and Phase 2 (cutaneous VMs)
- Versatile QTORIN™ platform with potential across rare diseases

Our Mission is to Serve Patients with Rare Diseases

palvella THERAPEUTICS

QTORIN™ Platform: Focused on Rare Genetic Skin Diseases

Designing product candidates with transformational clinical impact in **rare diseases**...

Tunable Anhydrous Formulations

High active concentrations optimize potential for therapeutic activity

Delivery to dermis with limited systemic absorption



Potential Long Duration IP and Other Exclusivities

Each QTORIN™ product candidate eligible for composition IP on formulation

Manufacturing

Applying established QTORIN™ manufacturing to additional novel product candidates

...leading to **First-in-Disease** Therapies

palvella THERAPEUTICS

Multiple High-Impact Milestones Over Next 4 Quarters

Phase 3 SELVA data in microcystic LMs (Q1:26)



Phase 2 TOIVA data in cutaneous VMs (Q4:25)



Additional mTOR-driven indication for QTORIN™ Rapamycin (2H:25)


QTORIN™
3.9% rapamycin
anhydrous gel

New QTORIN™ Program (2H:2025)


QTORIN™
PLATFORM

QTORIN™ 3.9% rapamycin anhydrous gel is for investigational use only and has not been approved or cleared by the FDA or by any other regulatory agency.

Well-Capitalized Through Multiple Inflection Points with Funding from Leading Healthcare-Dedicated Investors

Strong Cash Position
PIPE financing of **$78.9 million** concurrent with reverse merger
Cash position expected to fund through **multiple key value driving events**
Anticipated cash runway into **second half of 2027**

Oversubscribed PIPE Financing (Dec. 2024)
BVF PARTNERS L.P.
FRAZIER LIFE SCIENCES
BLUE OWL
LIGAND
CAMCapital CAXTON ALTERNATIVE MANAGEMENT
PETRICHOR
SAMSARA BIOCAPITAL

OUR LEAD PRODUCT CANDIDATE

QTORIN™ 3.9% RAPAMYCIN ANHYDROUS GEL

palvella THERAPEUTICS

Broad Potential for mTOR Inhibition in Rare Skin Diseases

mTOR is a key driver for genetic skin diseases



Lead Indications
Microcystic LMs[1]
Venous Malformations[2]
Refractory Vascular Tumors[3]
Capillary Malformations[4]
Cutaneous Sarcoidosis[5]
Subsequent Additional Potential Indications

1. Adams et. al., Pediatrics. (2016). 2. Seront et. al., JCI Insight. (2023). 3. Greenberger et. al., J Invest Dermatol. (2011). 4. Marqués et. al., J Am Acad Dermatol. (2015). 5. Redl et. al., Lancet Rheumatol. (2024).

palvella THERAPEUTICS

Oral Systemic Rapamycin Limitations Restrict Use in Genetic Skin Diseases

Oral Rapamycin is <u>NOT</u> FDA-approved for any vascular malformations

Systemic Rapamycin


HO
O
N
O
O
HO
O
O
O
OH
O
O
O
O
O



Strong immunosuppressive activity poses significant risks to patients with localized cutaneous disease[1]



Systemic toxicities including stomatitis, hypertriglyceridemia, hypercholesterolemia, GI distress, peripheral edema, anemia, urinary tract infection[1]



Poor biodistribution to and within the skin[2]

1. Rapamune package insert. 2. Data on file; Kitayama et al., Journal of Derm. Science (2019)

palvella THERAPEUTICS

Significant Barriers to Commercially Viable Topical Rapamycin Formulation



Poor Solubility

Leads to technical challenges in achieving optimal concentrations of rapamycin for maximizing therapeutic activity



Restricted Skin Penetration

Due to rapamycin's high molecular weight (significantly greater than 500 Daltons at 914 Daltons)



Chemically Unstable

Sensitive molecule that is susceptible to rapid oxidation and degradation

Palvella's QTORIN™ is designed to overcome these major obstacles

Our Breakthrough Innovation: QTORIN™ 3.9% Rapamycin Anhydrous Gel

OPTIMIZED CONCENTRATION

QTORIN synergistic solubility results in *3.9%* concentration



DERMAL ENGAGEMENT

rapamycin concentration in dermis exceeds IC90 for mTOR inhibition[1]



TOLERABILITY

no traditional penetration enhancers; limited systemic absorption[2]




palvella
THERAPEUTICS
QTORIN™
3.9% rapamycin
anhydrous gel
Measured
Dose Pump



Stable at room temperature for > 2 years

6 issued or pending U.S. patents through at least 2038

QTORIN™ 3.9% rapamycin anhydrous gel is for investigational use only and has not been approved or cleared by the FDA or by any other regulatory agency. The safety or efficacy has not been established for any use.

1. Data on file.
2. Clinical Study Report PALV-0609.

QTORIN™ Rapamycin: On Target, In Tissue

Target: mTOR

Tissue: Dermis


Growth factor
TIE-2
PI3K
Hyperactivated in LM
AKT
rapamycin
mTOR
S6K1
4EBP
Gene expression
Proliferation, cell survival, angiogenesis

- Monogenic somatic mutations leads to overactivated PI3K/mTOR signaling

- QTORIN™ delivers pharmacologically active levels of rapamycin transepidermally to diseased tissue

QTORIN™ 3.9% rapamycin anhydrous gel is for investigational use only and has not been approved or cleared by the FDA or by any other regulatory agency. The safety or efficacy has not been established for any use.

palvella THERAPEUTICS

QTORIN™ 3.9% RAPAMYCIN

FOR

Microcystic Lymphatic Malformations

palvella
THERAPEUTICS

Microcystic Lymphatic Malformations:
Serious, Debilitating, and Lifelong

Genetics & Pathophysiology:

Somatic PIK3CA mutations cause hyperactivated PI3K/mTOR

Early onset: Present at birth and significant impact to adolescents

Lymphorrhea: Persistent discharge of lymphatic fluid through skin layers

Deep infections: Cellulitis and other serious infecti

> 30k patients

ESTIMATED DIAGNOSED IN THE US[1]



Leads to serious impact to quality of life and

QTORIN™ Rapamycin: Phase 2 Study in Microcystic LMs

n=12; QD dose



James Treat, MD

Children's Hospital of Philadelphia



Joyce Teng, MD, PhD

Stanford MEDICINE



Steve Kempers, MD

Associated Skin Care Specialists



Milton Waner, MD

vbi vascular birthmark institute



Alison Small, MD

OHSU School of MEDICINE

Baseline (4 weeks) → Single arm, QTORIN™ rapamycin treatment (QD) (12 weeks)

Study Objectives: Safety and efficacy

Results

- Clinically & statistically significant on pre-specified global and individual endpoints
- Patient exit interviews and photographs align with clinical data

palvella THERAPEUTICS

Phase 2: Clinically Meaningful, Statistically Significant Improvements


Very Much Improved
Much Improved
Minimal Improvement
No Change
Minimally Worse
Much Worse
Very Much Worse
3
2
1
0
-1
-2
-3
*
Mean CGI-C, + 2.42 (p<0.0001)
Week 4
Week 8
Week 12
Clinician Global Impression of Change
Patient Global Impression of Change

Statistically significant across key clinician-assessed individual signs of microcystic LM at week 12

- Height (p<0.0001)
- Leaking (p<0.005)
- Bleeding (p<0.05)
- Erythema (p<0.005)
- Hyperkeratosis (p<0.005)

* = p-value <0.0001

Phase 2 Results: Visible Improvement

Baseline


Underarm

Week 12


Underarm

Patient CGI-C: Very Much Improved (+3).

QTORIN™ 3.9% rapamycin anhydrous gel is for investigational use only and has not been approved or cleared by the FDA or by any other regulatory agency. The safety or efficacy has not been established for any use.

palvella THERAPEUTICS

Phase 2 Results: Visible Improvement

Baseline


Wrist

Week 12


Wrist

Patient CGI-C: Very Much Improved (+3).

QTORIN™ 3.9% rapamycin anhydrous gel is for investigational use only and has not been approved or cleared by the FDA or by any other regulatory agency. The safety or efficacy has not been established for any use.

Microcystic Lymphatic Malformation: Phase 2
All Treatment-Related Adverse Events

ow blood levels of rapamycin detected in some patients:
120.98 pg/mL (mean)

TREATMENT RELATED AES	RELATED ANY GRADE EVENTS (%, N=12)
Application site pain	3 (25)
Application site pruritus	3 (25)
Application site discharge	1 (8.3)
Application site erythema	1 (8.3)
Application site paraesthesia	1 (8.3)
Nodule	1 (8.3)
Eczema	1 (8.3)
Skin exfoliation	1 (8.3)
Diarrhea	1 (8.3)
Headache	1 (8.3)

- QTORIN™ rapamycin had favorable safety profile and was well tolerated
- All Treatment Related Adverse Events were moderate or mild (no severe events)
- No discontinuations due to AEs
- No unexpected AEs

Phase 2 Study Results Published in *Journal of Vascular Anomalies (JoVA)*


Journal of
Vascular
Anomalies
An open access multidisciplinary journal
The official Journal of the
International Society for the
Study of Vascular Anomalies
ISSVA
Wolters Kluwer

Clinical Study (Prospective, Retrospective, Case Series)

OPEN

Journal of Vascular Anomalies
An open access multidisciplinary journal ISSVA

Phase 2 study of the safety and efficacy of QTORIN rapamycin in the treatment of microcystic lymphatic malformations

James Treat[a], Jeffrey Martini[b], Jason T. Connor[c], Alison Small[d], Tracy Funk[d], Milton Waner[e], Joyce Teng[f]

"Efficacy from this phase 2 study showed a ***robust clinical response*** *as measured from* ***both the clinicians' and patients' perspective****. All 12 patients in the study demonstrated clinical and statistical improvements across a variety of endpoints, including* ***remarkable visual improvement in disease symptoms*** *from photographs of microcystic LM lesions. In addition, patient exit interviews that assessed baseline disease severity and changes in disease severity after treatment confirmed the results from this study."*

QTORIN™ 3.9% rapamycin anhydrous gel is for investigational use only and has not been approved or cleared by the FDA or by any other regulatory agency. The safety or efficacy has not been established for any use.

palvella THERAPEUTICS

SELVA Phase 3 Study: Single-Arm, Baseline-Controlled

n=40; QD dose, age 3+[(1)]

- Children's Hospital of Philadelphia (Sally Cohen-Cutler, MD)
- Cincinnati Children's (Kiersten Ricci, MD)
- UNC Health (Elizabeth Nieman, MD)
- Mayo Clinic (Megha Tollefson, MD)
- Texas Children's Hospital (Ionela Iacobas, MD)
- Stanford Medicine (Joyce Teng, MD, PhD)
- Cleveland Clinic (Mike Kelly, MD, PhD)
- Minnesota Clinical Study Center (Steve Kempers, MD)
- PennState Health (Andrea Zaenglein, MD)

Efficacy Evaluation Period
24 weeks

Treatment Extension
24+ weeks

I/E
Photo 1

Day 1 Baseline
Photo 2

Primary Efficacy
Photo 3

Baseline
(≥ 8 weeks)

Single arm, QTORIN™ rapamycin treatment (QD)

Entry Interview
with participant

Exit Interview with
participant

Primary Efficacy

- mLM-IGA, a 7-point clinician change scale

Key Secondary

- Blinded mLM Multi-Component Static Scale (mLM- MCSS)

Data anticipated Q1 2026

1. Patients ages 3-5 will be excluded from primary endpoint and will not be part of the n=40 database.

Phase 3 Study Design Mimics Phase 2 Study

Phase 3 trial design based on statistical significance with n=12 in Phase 2

	Phase 2	Phase 3
Size	n=12 (p<0.0001)	n=40 (for NDA safety database)
Key Efficacy Endpoints	CGI-C, a 7-point clinician change scale [1]	mLM-IGA, a 7-point clinician change scale (primary)[2]
Study duration	12 weeks	24 weeks
Baseline Controlled	✓	✓
QD Dosing	✓	✓
Moderate to severe study population	✓	✓
		> 99% powered

Phase 3 primary endpoint (mLM-IGA) mimics Phase 2 CGI-C endpoint

- 7-point change scale
- Single item question related to lesion severity (not composite)

Key improvements

- Protocol requirement to reference pre-treatment photo to aid assessment
- Descriptions added to each point on the scale

1. CGI-C is a 7-point change scale ranging from –3 (very much worse) to +3 (very much improved)
2. mLM-IGA is 7-point change scale ranging from –3 (very much worse) to +3 (very much improved) that uses baseline photos as a required component for live clinician assessment of lesion change

FDA Orphan Products Grant Recipient: Announced November 2024

Based on scientific and technical merit as determined by rare disease and regulatory experts

Out of 51 grant applications received by the FDA Orphan Products Grants Program in fiscal year 2024, Palvella's clinical trial was one of seven new clinical trials and only Phase 3 program that was awarded a grant (up to $2.6 million)


Hyman, Phelps & McNamara PC

Regulator and Funder? FDA's Orphan Products Grants Program awards significant funding to help move promising treatments through clinical development

By Sarah Wicks & James E. Valentine

- "We would not expect clinical trials to be funded if there was not a meaningful degree of alignment between the FDA review division on the trial design, particularly for later stage trials"
- "Receiving a Clinical Trials Grant provides insight that the FDA review team likely considered the proposed study as being capable of providing acceptable data that could contribute to product approval"
- "Relative to other areas of medicine (e.g., metabolism, neurology, oncology), there has not been the same focus by medical product developers on drugs for rare diseases in dermatology."

Regulatory Overview: NDA Submission Planned for 2026[1]

Phase 3 study in microcystic LMs ongoing; data expected in Q1 2026

Seeking **full FDA approval** based on clinical endpoints utilized in prospective Phase 2 and Phase 3 studies

Leveraging **505(b)(2) pathway** and **real-world clinical evidence** of rapamycin

Rolling NDA submission with potential for six-month priority review planned for 2026

- Breakthrough Therapy Designation
- Fast Track Designation
- Orphan Drug Designation

1. NDA submission planned if Phase 3 study meets primary endpoint.

Market Research in Microcystic LMs (May 2024): Strongly indicates QTORIN™ rapamycin's potential as first line therapy

Product X: topical 3.9% rapamycin gel

98%

would incorporate Product X into clinical practice

»

98%

would consider Product X as a first-line therapy for microcystic LM patients

»

”

"It would be a first choice medical therapy"

"I believe patient acceptance would be great"

Survey of 52 high-volume dermatologists and hematologists (average of 11.7 cutaneous microcystic lymphatic malformation patients)

Source: May 2024, Medacorp.

Streamlined and Efficient Commercial Strategy Targeting Concentrated Centers of Excellence (CoEs)

- 142 established Vascular Anomaly Centers across the U.S.
- Ideal for self-commercialization with focused sales force and medical affairs teams
- Second indication (cutaneous VMs) treated at same CoEs – able to leverage synergies with Microcystic LMs

Distribution of Vascular Anomaly Centers in the U.S.



Source: Cohen-Cutler et al., *The Journal of Pediatrics*, (2023).

palvella THERAPEUTICS

QTORIN™ 3.9% RAPAMYCIN

FOR

Cutaneous Venous Malformations

palvella
THERAPEUTICS

Cutaneous Venous Malformations: *Serious, High Unmet Need*


Genetics & Pathophysiology:
TIE2 or PIK3CA over-activating mutations; part of the PI3K/AKT/mTOR pathway

Dysregulated growth of malformed veins impacting the skin

Hemorrhaging

Functional impairment

Deformity as lesions continue to grow

> 75k patients

ESTIMATED DIAGNOSED IN THE US[1]



Leads to physical & functional impairment, psychological distress, with <u>no FDA approved therapies</u>

Current options: laser treatment, off label systemic pharmacotherapies limited by toxicities

palvella THERAPEUTICS

1. Primary prospective research conducted by Clarity Pharma.

Substantial Body of Research Supporting Rapamycin's Potential in VM Led to *FDA Fast Track Designation* for QTORIN™ Rapamycin

CURRENT OPINION VASCULAR BIOLOGY: EDITED BY M. LUISA IRUELA ARISPE

Rapamycin and the treatment of venous malformations

Seront, Emmanuel[a,b]; Van Damme, An [b,c]; Boon, Laurence M.[d,e]; Vikkula, Miikka[b,d,e]

Summary

Targeted molecular therapies are becoming interesting additions to the management of vascular anomalies, and rapamycin is establishing itself as the gold standard for venous malformations.

Summary Takeaways

1. **High potential of rapamycin**

   "Rapamycin is the first targeted therapy that improves considerably the QoL of these patients"

2. **Need for topical therapies**

   "Topical agents…could abolish the need for systemic treatments that have wider toxicity"

Current unmet need for targeted, localized therapy for Cutaneous Venous Malformations

palvella THERAPEUTICS

Cutaneous Venous Malformations Phase 2 TOIVA Study

n=~15; QD dose

Study objectives: evaluate safety and tolerability (incl. determining systemic concentration of rapamycin) and evaluate efficacy across multiple endpoints (no statistical hierarchy)


Efficacy Evaluation Period
12 weeks
Treatment Extension Period
12 weeks
Screening / Baseline Visit
Single arm, QTORIN™ rapamycin treatment (QD)
Entry Interview with participant
= photography
Exit Interview with participant

Safety
- Safety and tolerability

Efficacy
- Cutaneous venous malformation – investigators' global assessment (7-point clinician change scale)
- Cutaneous venous malformation - multicomponent static scale
- Other clinician and patient-reported outcomes

Data anticipated Q4 2025

Note: Final protocol amended to eliminate need for baseline period.

Market Research in Cutaneous VMs (Sept 2024): Strongly indicates QTORIN™ rapamycin's potential as first line therapy

Product X: topical 3.9% rapamycin gel

90%

would consider Product X over oral mTOR and PI3K inhibitors

86%

would consider Product X as a first-line therapy for cutaneous VM patients

"This product would be life changing for current patients with limited treatment options"

"Essentially all patients with VMs would be considered for Product X"

Survey of 50 high-volume dermatologists and hematologists with an average of 10.6 cutaneous VM patients seen per month

Source: Sept 2024, Medacorp.

palvella THERAPEUTICS

QTORIN™ Rapamycin: >$1bn Sales Potential

- **Claims data analysis confirms significant commercial opportunity in both diseases**

Microcystic Lymphatic Malformations		Cutaneous Venous Malformations
>30K with microcystic disease[1]	+	**>75K with cutaneous venous malformations[2]**

Orphan pricing anticipated

Prior first-in-disease launches and recent topical orphan launches both support orphan pricing

> $1bn U.S. peak sales potential

Primary prospective research conducted by Clarity Pharma and Sentero Pharma, claims analysis conducted by Trinity Life Sciences (June 2024) based on a lookback period of 3 years.

1. Includes microcystic LM and mixed LM (patients with both microcystic and macrocystic disease).
2. Includes cutaneous only and mixed venous malformations.

palvella THERAPEUTICS

QTORIN™ Platform has Broad Potential Across Rare Dermatological Diseases


QTORIN™
PLATFORM



QTORIN™ Rapamycin

- Microcystic Lymphatic Malformations
- Venous Malformations
- Additional mTOR-driven indications


Other

Additional QTORIN™-enabled products

- Multiple rare genodermatoses and molecules under evaluation

"We have begun to see interest from investors and companies in developing treatments for a rare disease such as epidermolysis bullosa, but there are many other diseases within dermatology that remain unaddressed"

John Doux, M.D., Barriers and Opportunities Across the Development Divide, *The Society of Investigative Dermatology*, 2015







palvella THERAPEUTICS

Thank You

Striving to be first for rare disease patients

palvella THERAPEUTICS

No Spontaneous Regression Well-Established in Microcystic LMs


OPEN

PRS GLOBAL OPEN ORIGINAL ARTICLE
Reconstructive

Spontaneous Regression of Lymphangiomas in a Single Center Over 34 Years

www.PRSGlobalOpen.com 1

A 34-year, 28-subject study confirmed no spontaneous regression

Types	Microcystic
Subtotal	28
Sex (F:M)	14:14
Age (y), mean ± SD	0.89 ± 1.4
Maximum diameter (cm), mean ± SD	—
Spontaneous regression	
Positive	0
Negative	28

* *Consistent with well-established history of PI3K Related Overgrowth Spectrum, which includes microcystic LM*

***Kato M et al., Plast Reconstr Surg Glob Open. 2017 Sep 25;5(9):e1501.*

palvella THERAPEUTICS

Palvella Capitalization Detail

	Number of Shares (millions)
Basic Shares Outstanding[1]	11.2
Assuming Conversion of Pre-Funded Warrants	2.5
Adjusted Shares Outstanding	13.7
Market Capitalization[2]	**~$265mm**

1. Includes 0.2 million of BVF Partners converted preferred shares. 2. Based on closing price of $19.37 as of 2/28/25. Does not include dilutive impact from 2.5 million options outstanding with a weighted average exercise price of $12.58.

palvella THERAPEUTICS